UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 26, 2021

PZENA INVESTMENT MANAGEMENT, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33761	20-8999751
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

320 Park Avenue, New York, New York	10022
(Address of Principal Executive Offices)	Zip Code

Registrant’s Telephone Number, Including Area Code: (212) 355-1600

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	PZN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02

DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(d) Election of Director

On January 26, 2021, at the recommendation of its Nominating and Corporate Governance Committee, the board of directors (the “Board”) of Pzena Investment Management, Inc. (the “Company”) elected Mr. Shavar Jeffries to the Board and its Compensation Committee and Nominating and Corporate Governance Committee. Mr. Jeffries will be an independent director.

Mr. Jeffries has been a partner at Lowenstein Sandler LLP, a leading national corporate law firm since 2014. He is also the president of Education Reform Now (ERN), a national education policy organization.  Prior to joining Lowenstein Sandler, Mr. Jeffries was an Associate Professor of Law at Seton Hall Law School's Center for Social Justice in Newark, New Jersey, where he litigated class-action and institutional-reform cases.  From 2008 to 2010, Mr. Jeffries was counsel to the New Jersey Attorney General.  Earlier in his career, Mr. Jeffries was counsel to the firm Gibbons P.C., a clerk for Judge Nathaniel R. Jones, a judge on the United States Court of Appeals for the Sixth Circuit, and an associate at Wilmer Cutler & Pickering (now WilmerHale).  During his career, Mr. Jeffries has served as a Director on nearly a dozen non-profit and public-sector boards, including large organizations such as Duke University and KIPP Foundation.

Mr. Jeffries will receive compensation on the same basis as paid to the other independent members of the Board, as described in the Company’s Definitive Proxy Statement on Schedule 14A for the Company’s 2020 Annual Meeting of Stockholders, filed with the Securities and Exchange Commission on April 6, 2020.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

10.1  Indemnification Agreement for Shavar Jeffries, dated as of January 26, 2021, by and among Pzena Investment Management, Inc. and Shavar Jeffries

104   Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pzena Investment Management, Inc.

Dated: January 28, 2021	By:	/s/ Joan F. Berger
Name: Joan F. Berger
Title: Corporate Secretary